UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2012, Regional Management Corp. issued a press release announcing financial results for the quarter and six months ended June 30, 2012. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Regional Management Corp. (the “Company”), together with certain of its subsidiaries (collectively with the Company, the “Borrowers”), amended the terms of its senior secured revolving credit facility pursuant to an Extension, Joinder and First Amendment to Fourth Amended and Restated Loan and Security Agreement (the “Amendment”), dated July 31, 2012, among the Borrowers, the financial institutions listed in the Amendment (the “Lenders”), and Bank of America, N.A., as agent for the Lenders.

The Amendment provides for an increase in the aggregate senior revolving credit facility from $255 million to $325 million. In addition, the Company will have the right to seek an increase in the aggregate senior revolving credit facility of up to $75 million (resulting in a maximum aggregate senior revolving credit facility of $400.0 million) without the consent of any Lenders other than those participating in the increase, subject to the terms and conditions of the Amendment. Finally, the Amendment extends the maturity date of the senior revolving credit facility to July 31, 2015.

The foregoing description is a summary of the material terms of the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Extension, Joinder and First Amendment to Fourth Amended and Restated Loan and Security Agreement, dated as of July 31, 2012, by and among the lenders named therein, Bank of America, N.A., as the agent, and Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, and Regional Finance Company of Missouri, LLC, as borrowers.

99.1	Press Release issued by Regional Management Corp. on August 1, 2012, announcing financial results for Regional Management Corp. for the quarter and six months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: August 1, 2012	By:	/s/ Robert D. Barry
Robert D. Barry
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Extension, Joinder and First Amendment to Fourth Amended and Restated Loan and Security Agreement, dated as of July 31, 2012, by and among the lenders named therein, Bank of America, N.A., as the agent, and Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, and Regional Finance Company of Missouri, LLC, as borrowers.

99.1	Press Release issued by Regional Management Corp. on August 1, 2012, announcing financial results for Regional Management Corp. for the quarter and six months ended June 30, 2012.